STATEMENT OF INVESTMENTS
BNY Mellon Alternative Diversifier Strategies Fund

January 31, 2020 (Unaudited)

Description	Shares		Value ($)
Investment Companies - 99.1%
Alternative Investments - 41.9%
361 Global Long/Short Equity Fund, CI. Y	3,742,688		41,805,822
AQR Managed Futures Strategy Fund, Cl. I	2,484,003		20,269,466
ASG Global Alternatives Fund, Cl. Y	3,962,370		44,576,663
ASG Managed Futures Strategy Fund, Cl. Y	1,821,943		17,071,609
DFA Commodity Strategy Portfolio	1,933,051		9,955,214
Gateway Fund, CI. Y	1,240,958		42,924,735
			176,603,509
Domestic Equity - 30.3%
Boston Partners Long/Short Research Fund, Institutional Class	4,097,965		63,149,648
Neuberger Berman Long Short Fund, Institutional Class	4,324,753	[a]	64,698,308
			127,847,956
Foreign Balanced - 10.7%
BNY Mellon Global Real Return Fund, CI. Y	2,916,116	[b]	45,083,147
Foreign Equity - 10.4%
BNY Mellon Global Real Estate Securities Fund, CI. Y	4,795,619	[b]	44,023,778
Foreign Fixed Income - 5.8%
BNY Mellon Dynamic Total Return Fund, CI. Y	1,487,830	[b]	24,534,312
Total Investments (cost $412,854,772)	99.1%		418,092,702
Cash and Receivables (Net)	.9%		3,782,862
Net Assets	100.0%		421,875,564

a Non-income producing security.

b Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS
BNY Mellon Alternative Diversifier Strategies Fund

January 31, 2020 (Unaudited)

The following is a summary of the inputs used as of January 31, 2020 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Investment Companies	418,092,702	-	-	418,092,702

NOTES

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has

NOTES

been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

At January 31, 2020, accumulated net unrealized appreciation on investments was $5,237,930, consisting of $14,255,043 gross unrealized appreciation and $9,017,113 gross unrealized depreciation.

At January 31, 2020, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.